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                                                                   EXHIBIT 25(a)

                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                              MARINE MIDLAND BANK
               (Exact name of trustee as specified in its charter)

          New York                                    16-1057879
          (Jurisdiction of incorporation              (I.R.S. Employer
          or organization if not a U.S.               Identification No.)
          national bank)

          140 Broadway, New York, NY                  10005-1180
          (212) 658-1000                                (Zip Code)
          (Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                               Marine Midland Bank
                                  140 Broadway
                          New York, New York 10005-1180
                               Tel: (212) 658-5167
            (Name, address and telephone number of agent for service)

                        PORTLAND GENERAL ELECTRIC COMPANY
               (Exact name of obligor as specified in its charter)

               Oregon                                      93-0256820
               (State or other jurisdiction                (I.R.S. Employer
               of incorporation or organization)           Identification No.)

               121 S.W. Salmon Street
               Portland, Oregon                            97204
               (503) 464-8000                              (Zip Code)
               (Address of principal executive offices)

                        FIRST MORTGAGE BONDS, SERIES DUE
                         (Title of Indenture Securities)



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                                    General
Item 1. General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                  State of New York Banking Department.

                  Federal Deposit Insurance Corporation, Washington, D.C.

                  Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                           Yes.

Item 2. Affiliations with Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                           None



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Item 16.  List of Exhibits.


Exhibit
-------
T1A(i)
                                     *  -   Copy of the Organization Certificate
                                            of HSBC Bank USA

T1A(ii)                              *  -   Certificate of the State of New York
                                            Banking Department dated December
                                            31, 1993 as to the authority of HSBC
                                            Bank USA to commence business.

T1A(iii)                                -   Not applicable.

T1A(iv)                              *  -   Copy of the existing By-Laws of HSBC
                                            Bank USA as adopted on January 20,
                                            1994.


T1A(v)                                  -   Not applicable.


T1A(vi)                              *  -   Consent of HSBC Bank USA required
                                            by Section 321(b) of the Trust
                                            Indenture Act of 1939.

T1A(vii)                                -   Copy of the latest report of
                                            condition of the trustee (December
                                            31, 1998), published pursuant to law
                                            or the requirement of its
                                            supervisory or examining authority.


T1A(viii)                               -   Not applicable.


T1A(ix)                                 -   Not applicable.



     * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.


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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 26th day of April, 1999.



                                                 HBSC BANK USA



                                                 By: /s/ JAMES M. FOLEY
                                                     ---------------------------
                                                      James M. Foley
                                                      Assistant Vice President


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

                                                                           EXHIBIT T1A (vii)

                                                                 Board of Governors of the Federal Reserve System
                                                                 OMB Number: 7100-0036

                                                                 Federal Deposit Insurance Corporation
                                                                 OMB Number: 3064-0052

                                                                 Office of the Comptroller of the Currency
                                                                 OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL               Expires March 31, 2000
------------------------------------------------------------------------------------------------------------------

                                                                 Please refer to page i,        [1]
                                                                 Table of Contents, for
                                                                 the required disclosure
                                                                 of estimated burden.


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1998
                                                                                                (19980930)
                                                                                                 --------
This report is required by law; 12 U.S.C. Section 324 (State member                            (RCRI 9999)
banks); 12 U.S.C. Section 1817 (State nonmember banks);  and 12 U.S.C.    This report form is to be filed by banks with branches
Section 161 (National banks).                                             and consolidated subsidiaries in U.S. territories and
                                                                          possessions, Edge or Agreement subsidiaries, foreign
                                                                          branches, consolidated foreign subsidiaries, or
                                                                          International Banking Facilities.



NOTE: The Reports of Condition and Income must be signed by an            The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested           accordance with Federal regulatory authority instructions.
to by not less than two directors  (trustees) for State nonmember
banks and three directors for State member and National Banks.            We, the undersigned directors (trustees), attest to the
                                                                          correctness of this Report of Condition (including the
I,  Gerald A. Ronning, Executive VP & Controller                          supporting schedules) and declare that it has been
                                                                          examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions
Name and Title of Officer Authorized to Sign Report                       issued by the appropriate Federal regulatory authority and is true and correct.

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate
Federal regulatory authority and are true to the best of my knowledge and believe.

                                                                                /s/ John R. H. Bond
                                                                          ----------------------------------------------------------
                                                                          Director (Trustee)

   /s/ Gerald A. Ronning                                                       /s/ Sal H. Alfiero
   -----------------------------------------------------                  ----------------------------------------------------------
   Signature of Officer Authorized to Sign Report                         Director (Trustee)

                                                                               /s/ Bernard J. Kennedy
                                                                          ----------------------------------------------------------
                   1/22/99                                                Director (Trustee)
   -----------------------------------------------------
   Date of Signature


  SUBMISSION OF REPORTS                                                   (b) in hard-copy (paper) form and arrange for another
  Each Bank must prepare its Reports of Condition and Income                  party to convert the paper report to automated form.
  either:                                                                     That party (if other than EDS) must transmit the
                                                                              bank's computer data file to EDS.
  (a) in automated format then file the computer data file directly
      with the banking agencies' collection agent, Electronic Data        To fulfill the signature and attestation requirement for
      System Corporation (EDS), by modem or computer diskette; or         the Reports of Condition and Income for this report date,
                                                                          attach this  signature page to the hard-copy of the
                                                                          completed report that the bank places in its files.


FDIC Certificate Number  0 0 5 8 9
                         ---------
                        (RCRI 9030)


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                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
Marine Midland Bank              of  Buffalo
   Name of Bank                      City

in the state of New York, at the close of business December 31, 1998


ASSETS
                                                                                                          Thousands of dollars
Cash and balances due from depository institutions:
   Noninterest-bearing balances currency and coin                                                                   $1,262,346
   Interest-bearing balances                                                                                         2,301,100
   Held-to-maturity securities                                                                                               0
   Available-for-sale securities                                                                                     4,213,348
   Federal funds sold and securities purchased under agreements to resell                                               86,919
Loans and lease financing receivables:
   Loans and leases net of unearned income                                                     24,009,332
   LESS: Allowance for loan and lease losses                                                      377,667
   LESS: Allocated transfer risk reserve                                                                0
   Loans and lease, net of unearned income, allowance, and reserve                                                  23,631,665
   Trading assets                                                                                                      826,019
   Premises and fixed assets (including capitalized leases)                                                            207,597
Other real estate owned                                                                                                  8,798
Investments in unconsolidated subsidiaries and associated companies                                                          0
Customers' liability to this bank on acceptances outstanding                                                           206,526
Intangible assets                                                                                                      469,194
Other assets                                                                                                           562,433
Total assets                                                                                                        33,775,945

                                       1


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
LIABILITIES

Deposits:
   In domestic offices                                                                                              21,567,189
   Noninterest-bearing                                                                          3,398,751
   Interest-bearing                                                                            18,168,438
In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                        5,724,057
   Noninterest-bearing                                                                                  0
   Interest-bearing                                                                             5,724,057

Federal funds purchased and securities sold under agreements to repurchase                                             813,172
Demand notes issued to the U.S. Treasury                                                                                38,576
Trading Liabilities                                                                                                     76,767
Other borrowed money (including mortgage indebtedness and obligations under capitalized leases):
   With a remaining maturity of one year or less                                                                     1,436,207
   With a remaining maturity of more than one year through three years                                                 275,394
   With a remaining maturity of more than three years                                                                   38,610
Bank's liability on acceptances executed and outstanding                                                               206,526
Subordinated notes and debentures                                                                                      698,026
Other liabilities                                                                                                      527,765
Total liabilities                                                                                                   31,402,289

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                                0
Common Stock                                                                                                           205,000
Surplus                                                                                                              1,986,362
Undivided profits and capital reserves                                                                                 141,699
Net unrealized holding gains (losses) on available-for-sale securities                                                  40,595
Cumulative foreign currency translation adjustments                                                                          0
Total equity capital                                                                                                 2,373,656
Total liabilities, limited-life preferred stock, and equity capital                                                 33,775,945


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